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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 8, 2000



                               MEDIA METRIX, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                       000-25943                     11-3374729
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(State or other                (Commission File               (IRS Employer
jurisdiction of                Number)                       Identification No.)
incorporation)


250 Park Avenue South, 7th Floor, New York, New York                    10003
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (212) 515-8700
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On February 8, 2000, Media Metrix, Inc. ("Media Metrix") entered into a Share Purchase Agreement with SIFO Group AB, a Swedish corporation ("SIFO"), and an affiliate of SIFO. In that agreement, Media Metrix agreed to acquire all of the outstanding share capital of the SIFO subsidiary that owns substantially all of SIFO's interactive business. As consideration, Media Metrix has agreed to pay the SIFO affiliate U.S. $5,691,000 and issue the SIFO affiliate 52,000 shares of Media Metrix common stock. The amount of such consideration was determined based upon arm's-length negotiations between Media Metrix and SIFO. In connection with the closing of these transactions, the SIFO affiliate will become a minority shareholder of MMXI Europe B.V.

     These transactions closed on March 6, 2000.

     This summary of the transaction is qualified in its entirety by reference to the provisions of certain transaction documents, copies of which are filed as exhibits to this report and are herein incorporated by reference.

     A copy of the press release announcing the purchase agreement is filed as an exhibit to this report and is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  Financial Statements of Business Acquired.

               Pursuant to Item 7(a)(4) of the "Information to be Included in the Report" of Form 8-K, the financial statement and pro forma financial information have been omitted from this report.

     (B)  Pro Forma Financial Information.

               Pursuant to Item 7(a)(4) of the "Information to be Included in the Report" of Form 8-K, the financial statement and pro forma financial information have been omitted from this report.

     (C)  Exhibits

     2.1 Share Purchase Agreement dated February 8, 2000 among SIFO Group AB, Osprey Research BV and Media Metrix, Inc.

     4.1 Registration Rights Agreement dated March 6, 2000 between Osprey Research BV Media Metrix, Inc.

     4.2 Participation Agreement dated March 6, 2000 among Osprey Research BV, SIFO Group AB and MMXI Europe BV.
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4.3    Amendment to Shareholders' Agreement dated March 6, 2000 among GfK AG,
       IPSOS SA, Osprey Research BV, MMXI Europe BV and Media Metrix, Inc.

4.4 Media Metrix, Inc. Stock Option Agreement dated March 6, 2000 between Osprey Research BV and Media Metrix, Inc.

4.5 Amendment to Registration Rights Agreement dated March 6, 2000 among GfK AG, IPSOS SA, Osprey Research BV and Media Metrix, Inc.

99.1   Press Release of the Company issued on February 8, 2000.
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MEDIA METRIX, INC.


Date: March 20, 2000                         By: /s/ Thomas A. Lynch
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                                             Name: Thomas A. Lynch
                                             Title: Chief Financial Officer